UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2023

B. RILEY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

310 - 966-1444

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares, (each representing a 1/1000th interest in a 6.875% Series A Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYP	Nasdaq Global Market
Depositary Shares, each representing a 1/1000th fractional interest in a 7.375% share of Series B Cumulative Perpetual Preferred Stock	RILYL	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
6.375% Senior Notes due 2025	RILYM	Nasdaq Global Market
6.75% Senior Notes due 2024	RILYO	Nasdaq Global Market
6.00% Senior Notes due 2028	RILYT	Nasdaq Global Market
5.50% Senior Notes due 2026	RILYK	Nasdaq Global Market
5.25% Senior Notes due 2028	RILYZ	Nasdaq Global Market
7.25% Senior Notes due 2027	RILYG	Nasdaq Global Market

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On March 15, 2023, management and the Audit Committee of the Board of Directors of B. Riley Financial, Inc. (the “Company”) determined that the Company’s previously issued financial statements in its Annual Reports on Form 10-K for the years ended December 31, 2021 and 2020, as well as the previously filed Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022 and 2021, June 30, 2022 and 2021 and September 30, 2022 and 2021 (collectively, the “Specified Financial Statements”), should no longer be relied upon due to errors in such financial statements, and therefore a restatement of these Specified Financial Statements is required. The Company has not filed, and does not intend to file, an amendment to the Company’s previously filed periodic reports but intends to restate the Specified Financial Statements, which restated financial statements will be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The Company is restating the Specified Financial Statements to reflect the correction of the classification of dividend income and realized and unrealized gains (loss) on certain investments from revenue to other income in the Company’s consolidated statement of operations.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum LLP, the Company’s independent registered public accounting firm.

This correction had no impact on previously issued consolidated balance sheets, net income, or earnings per share (EPS).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 15, 2023	B. RILEY FINANCIAL, INC.

	By:	/s/ Phillip J. Ahn
		Name:	Phillip J. Ahn
		Title:	Chief Financial Officer and Chief Operating Officer

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